SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 31, 2018 (July 31, 2018) Date of Report (Date of earliest event reported)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	file number)	Identification No.)

1550 Market St. #350

Denver, CO 80202

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Effective July 31, 2018, the Board of Directors of Red Lion Hotels Corporation (the “Company”) increased the size of the board of the Company to ten persons and appointed two new independent directors, Ms. Amy Humphreys and Mr. Ted Darnall, to fill the vacancies.

There are no arrangements or understandings between Ms. Humphreys and any other persons concerning her appointment as director of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Our Board has affirmatively determined that Ms. Humphreys is independent of our company and its management under New York Stock Exchange listing standards and the standards set forth in our Corporate Governance Guidelines. Committee assignments for Ms. Humphreys have not yet been set by the Board.

There are no arrangements or understandings between Mr. Darnall and any other persons concerning his appointment as director of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Our Board has affirmatively determined that Mr. Darnall is independent of our company and its management under New York Stock Exchange listing standards and the standards set forth in our Corporate Governance Guidelines. Committee assignments for Mr. Darnall have not yet been set by the Board.

Ms. Humphreys and Mr. Darnall will be entitled to the same compensation as the other non-employee directors of the Company as set forth in the Company’s most recent proxy statement filed on April 25, 2018, including an annual retainer of $100,000 (pro-rated for their partial year of service), and annual retainer fees for any committees to which they are appointed. Director fees are payable quarterly in advance, and for each quarter, $17,500 of the fee is paid in shares of our common stock based on the closing market price on the regularly scheduled quarterly payment date. The balance of the quarterly fees are payable in cash, although they may be paid in stock to the extent a director so elects. Directors are also reimbursed for their out-of-pocket expenses incurred in connection with their service on the Board and its committees.

A copy of the press release issued by the Company announcing the appointment of Ms. Humphreys and Mr. Darnall to the Board of Directors is included as Exhibit 99.1 to this Report. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated July 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

Date: July 31, 2018

	By:	/s/ Douglas L. Ludwig
Douglas L. Ludwig
Executive Vice President and Chief Financial Officer (Principal Financial Officer)